UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Office Properties Income Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Office Properties Income Trust.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Timothy R. Pohl as Independent Trustee

Pursuant to the recommendation of the Nominating and Governance Committee, our Board of Trustees, or the Board, elected Timothy R. Pohl as an Independent Trustee initially on June 11, 2025 with a term expiring at our 2025 annual meeting of shareholders, or the 2025 Annual Meeting, and, upon the conclusion of the 2025 Annual Meeting, with a term expiring at our 2026 annual meeting of shareholders. Mr. Pohl has been appointed to serve on the Compensation Committee and a newly formed special committee of the Board.

Mr. Pohl, age 58, is the founder of TRP Advisors, LLC, where he currently serves as Senior Advisor and Consultant advising companies, financial institutions, and private equity firms on distressed situations, portfolio challenges and acquisition opportunities. Prior to founding TRP Advisors in 2019, he was a Managing Director in the Restructuring and Capital Solutions Group at Lazard, Freres & Co. LLC from 2009 to 2019, and earlier, was a partner and co-head of the global corporate restructuring practice at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Pohl has served on the board of directors of TPI Composites, Inc. since 2025 and served on the board of directors of Mondee Holdings, Inc. from 2024 to 2025 and Libbey, Inc. from May to November 2020 and a number of boards of privately owned companies. Mr. Pohl received a B.A. from Amherst College and a J.D. from the University of Chicago School of Law.

The Board concluded that Mr. Pohl is qualified to serve as an Independent Trustee in accordance with the requirements of The Nasdaq Stock Market LLC, the Securities and Exchange Commission, or the SEC, and our governing documents. There is no arrangement or understanding between Mr. Pohl and any other person pursuant to which Mr. Pohl was selected as a Trustee. There are no transactions, relationships or agreements between Mr. Pohl and us that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Mr. Pohl does not have a family relationship with any member of the Board or any of our executive officers.

In connection with Mr. Pohl’s election as an Independent Trustee, we have agreed to pay as trustee fees to Mr. Pohl (a) $50,000 per month, (b) a per diem amount of $7,500 under certain specified limited circumstances, and (c) reimbursement of all reasonable and documented expenses incurred in connection with his service as an Independent Trustee, in each case, until the termination of his service as an Independent Trustee. We will also enter into an indemnification agreement with Mr. Pohl, which agreement will be on substantially the same terms as the indemnification agreements we have entered with our other Trustees and executive officers. We have previously filed a form of indemnification agreement as Exhibit 10.8 to our Annual Report on Form 10-K for the year ended December 31, 2023, which form is incorporated herein by reference.

Second Amended and Restated 2009 Incentive Share Award Plan

As described in Item 5.07 below, at the 2025 Annual Meeting, the Company’s shareholders approved the Second Amended and Restated Office Properties Income Trust 2009 Incentive Share Award Plan, or the Share Award Plan, which amended and restated the predecessor Amended and Restated Office Properties Income Trust 2009 Incentive Share Award Plan to increase by 2,000,000 the total number of common shares of beneficial interest, $.01 par value per share, available for grant under the plan and to extend the term of the plan until June 12, 2035, the tenth anniversary of the 2025 Annual Meeting. The Company’s Trustees and officers, employees of The RMR Group LLC, consultants, advisors and other persons providing management, administrative or other services to us or to our subsidiaries are eligible to receive awards under the Share Award Plan.

A copy of the Share Award Plan that was approved by the Company’s shareholders was included as Annex A to the Company’s proxy statement for the 2025 Annual Meeting, or the 2025 Proxy Statement, which proxy statement was filed with the SEC on April 3, 2025, and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Share Award Plan are described in detail in the 2025 Proxy Statement. The foregoing description of the Share Award Plan is qualified in its entirety by the terms of the Share Award Plan. A copy of the Share Award Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting, the Company’s shareholders voted on the election of eight Trustees to the Board each for a one year term of office continuing until the Company’s 2026 annual meeting of shareholders and until her, his or their respective successor is duly elected and qualifies. The following persons were elected as Trustees and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Jennifer B. Clark	30,355,567	7,671,819	14,176,735
Donna D. Fraiche	30,236,333	7,791,053	14,176,735
Barbara D. Gilmore	30,301,013	7,726,373	14,176,735
William A. Lamkin	30,323,740	7,703,646	14,176,735
Elena B. Poptodorova	24,746,599	13,280,787	14,176,735
Adam D. Portnoy	24,785,763	13,241,623	14,176,735
Jeffrey P. Somers	23,153,944	14,873,442	14,176,735
Mark A. Talley	30,531,297	7,496,089	14,176,735

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the 2025 Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
22,066,964	13,138,210	2,822,212	14,176,735

As described above in Item 5.02, the Company’s shareholders also voted on the approval of the Share Award Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
28,828,534	6,595,842	2,603,010	14,176,735

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2025 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
50,012,372	1,793,117	398,632	N/A

The results reported above are final voting results.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Second Amended and Restated Office Properties Income Trust 2009 Incentive Share Award Plan (Filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

	By:	/s/ Brian E. Donley
	Name:	Brian E. Donley
	Title:	Chief Financial Officer and Treasurer

Date: June 16, 2025